UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 13, 2024

MULLEN AUTOMOTIVE INC.

__________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 13, 2024, Mullen Automotive Inc. (the “Company”) issued a press release announcing financial results for the quarter ended December 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information included in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is not deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall this item and Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 7.01.    Regulation FD Disclosure.

On February 13, 2024, the Company issued a press release updating the original press release issued on February 13, 2024 under the headline “Mullen Reports Strongest Fiscal Quarter in Company’s History for Three Months Ended Dec. 31, 2023”correcting the Consolidated Statement of Cash Flows (unaudited) for the three months ended Dec. 31, 2022 to include in Deferred income taxes of $493,654, which accordingly changed Non-cash adjustments, Net cash used in operating activities and change in cash for the same period. There is also an immaterial correction under Supplemental Disclosure for Non-Cash Activities for Exercise of warrants recognized earlier as liabilities for the three months ended Dec. 31, 2023 and removal of Right-of-use assets obtained in exchange of operating lease liabilities for the three months ended Dec. 31, 2022.  There were no other changes to the press release and results reported for the first quarter of 2024 remain the same, including stockholder’s equity and liquidity. A copy of the press release as corrected is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall this item and Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 9.01 Exhibits.

(d)            Exhibits

Exhibit No.	Description
99.1	Press release date February 13, 2024 (Updated)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: February 13, 2024	By:	/s/ David Michery
David Michery
Chief Executive Officer